SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 30, 2004

(Date of earliest event reported)

VYYO INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30189	94-3241270
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4015 Miranda Avenue, First Floor

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 319-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 30, 2004, Vyyo Inc. completed its acquisition of Xtend Networks Ltd. and issued a press release regarding the completion. A copy of the press release is furnished as Exhibit 99.1 to this current report.

ITEM 7. EXHIBITS

Exhibit Number	Description
99.1	Press Release of Vyyo Inc. dated July 1, 2004, furnished in accordance with Item 5 of this current report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VYYO INC.

Date: July 1, 2004	By:	/s/ Arik Levi
Arik Levi,
Chief Financial Officer

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